UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2011

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                     Regulation FD Disclosure.

Attached hereto as Exhibit 99.01 and incorporated by reference herein is a press release describing the pricing of a public offering of $5 billion aggregate principal amount of notes pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission.  The information provided under this Item 7.01 and in the press release shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01                     Other Events.

On September 19, 2011, Intel Corporation (the “Company”) closed its sale of $1,500,000,000 aggregate principal amount of its 1.950% notes due 2016 (the “2016 Notes”), $2,000,000,000 aggregate principal amount of its 3.300% notes due 2021 (the “2021 Notes”) and $1,500,000,000 aggregate principal amount of its 4.800% notes due 2041 (the “2041 Notes” and, together with the 2016 Notes and the 2021 Notes, the “Notes”) pursuant to an underwriting agreement dated September 14, 2011 (the “Underwriting Agreement”) among the Company and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.  The Notes sold pursuant to the Underwriting Agreement were registered under the Company’s registration statement on Form S-3 filed on February 23, 2009 (File No. 333-157465).

The aggregate public offering price of the Notes was $4.982 billion and the estimated net proceeds from the offering were approximately $4.959 billion, after deducting underwriting discounts from the public offering price.  The Notes were issued pursuant to an indenture dated as of March 29, 2006 (the “Base Indenture”), as supplemented by the first supplemental indenture dated as of December 3, 2007 (the “First Supplemental Indenture”) and the second supplemental indenture dated as of September 19, 2011 (the “Second Supplemental Indenture”) between the Company and Wells Fargo Bank, National Association, as successor trustee.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are filed as Exhibit 1.01 hereto, Exhibit 4.4 to Form S-3 filed March 30, 2006, Exhibit 4.2.4 to Form 10-K filed February 20, 2008 and Exhibit 4.01 hereto, respectively, and incorporated herein by reference.  The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of 1.950% Note due 2016, form of 3.300% Note due 2021 and form of 4.800% Note due 2041, which are filed hereto as Exhibit 4.02, Exhibit 4.03 and Exhibit 4.04, respectively, and incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description

1.01

Underwriting Agreement, dated as of September 14, 2011, among Intel Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.01	Second Supplemental Indenture, dated as of September 19, 2011, between Intel Corporation and Wells Fargo Bank, National Association, as successor trustee

4.02	Form of 1.950% Note due 2016

4.03	Form of 3.300% Note due 2021

4.04	Form of 4.800% Note due 2041

5.01	Opinion of Gibson, Dunn and Crutcher LLP

23.01	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.01)

99.01	Press release dated September 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

/s/ Cary I. Klafter
Date: September 19, 2011	Cary I. Klafter
Corporate Secretary